UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2007
Discover Card Master Trust I
(Exact name of registrant as specified in charter)
Discover Bank
(as sponsor and depositor under the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended, providing for the issuance of Credit Card Pass-Through
Certificates)

Delaware	000-23108	51-0020270
(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.
     On February 2, 2007, Moody’s Investors Service issued a press release announcing that it has confirmed its A2 ratings of the twenty-two classes of Class B Certificates issued by the Discover Card Master Trust I which were previously under review by Moody’s Investors Service for a possible downgrade, as referenced in the Form 8-K filed by Discover Card Master Trust I on December 22, 2006.
     A list of the Class B Certificates whose A2 ratings were confirmed by Moody’s Investors Service is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01      Exhibits.

99.1	List of the Class B Certificates whose A2 ratings were confirmed by Moody’s Investors Service

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Card Master Trust I (Registrant)

	By:	Discover Bank
(Depositor)

Date: February 5, 2007	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	List of the Class B Certificates whose A2 ratings were confirmed by Moody’s Investors Service